UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

Industrial Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-159445	27-0477259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Industrial Income Trust Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information:

•

Current Report on Form 8-K filed on January 5, 2011 to provide the required financial information relating to our acquisition of the Inland Empire Building One, located in the Inland Empire metropolitan area of Perris California and our acquisition of the Baltimore Building One, located in the Brandon Woods Business Park located in the Port of Baltimore, Maryland as described in that Current Report.

•

Current Report on Form 8-K filed on January 25, 2011 to provide the required financial information relating to our acquisition of the Dallas Portfolio, located in the Pinnacle Industrial Center in Dallas, Texas and our acquisition of the Tampa Building, located in the Madison business Center in Tampa, Florida as described in that Current Report.

•

Current Report on Form 8-K filed on February 2, 2011 to provide the required financial information relating to our acquisition of the Baltimore Building Two, located in Hagerstown, Maryland as described in that Current Report.

Item 9.01	Financial Statements and Exhibits

(a) and (b)	Financial Statements of Real Estate Property Acquired and Pro Forma Financial Information

The financial statements and pro forma financial information required by Item 9.01 (a) and (b) are filed herewith as exhibits under Item 9.01(d) and such exhibits are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Financial Statements of Real Estate Property Acquired:

Inland Empire Building One Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Baltimore Building One Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Dallas Portfolio Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Exhibit Number	Description

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Tampa Building Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Baltimore Building Two Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

99.2	Pro Forma Financial Information - Industrial Income Trust Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010 (unaudited)

Notes to the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2010 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited), and for the Nine Months Ended September 30, 2010 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.

February 24, 2011

	By:	/S/ THOMAS G. MCGONAGLE
	Name:	Thomas G. McGonagle
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Statements of Real Estate Property Acquired:

Inland Empire Building One Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Baltimore Building One Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Dallas Portfolio Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Tampa Building Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Baltimore Building Two Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2009 and for the Nine Months Ended September 30, 2010 (unaudited)

Exhibit Number	Description

99.2	Pro Forma Financial Information - Industrial Income Trust Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010 (unaudited)

Notes to the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2010 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Period from Inception (May 19, 2009) to December 31, 2009 (unaudited), and for the Nine Months Ended September 30, 2010 (unaudited)